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                                                                    EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT dated as of October 23, 1997, between HARBOUR CAPITAL CORP., a Delaware corporation (the "Company"), and the Holders listed on Schedule A attached hereto (the "Holders").

         Reference is made to the Agreement and Plan of Exchange of even date herewith among the Company, Metro Telecommunications Services, Inc., Les Slaydon and Martin Hudock (the "Exchange Agreement"), whereby the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to Closing under the Exchange Agreement.

         The parties hereto agree as follows:

         SECTION 1.  DEFINITIONS.  For purposes of this Agreement:

                  (a) The term "Exchange Agreement" has the meaning given to it in the preamble;

                  (b) The term "Common Shares" means the Company's Common
         Stock;

                  (c) The term "Company" has the meaning given to it in the preamble.

                  (d) The term "Holders" has the meaning given to it in the preamble;

                  (e) The term "Piggyback Registration" has the meaning given to it in Section 2(a).

                  (f) The term "Registrable Securities" means (i) the Company Shares, as defined under the Exchange Agreement, and (ii) any Common Shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Company Shares, in each case held by any Holder; and

                  (g) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                  (h) The term "Securities Act" means the Securities Act of 1933, as amended; and

                  (i) The term "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         SECTION 2.  PIGGYBACK REGISTRATIONS.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (including secondary registrations on behalf of the holders of its securities) and the registration forms to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written


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         notice to all holders of Registrable Securities of its intention to effect such a registration no less than twenty (20) days prior to the date of filing of the registration statement and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after receipt of the Company's notice.

                  (b) Piggyback Expenses. The expenses of registration of the Holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                  (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Company shall include in such registration, first, the securities the Company proposes to sell and second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities and all other selling shareholders participating in such offering, on the basis of the number of shares owned by each such holder.

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Company shall include in such registration, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among such requesting holders and the holders of such Registrable Securities, on the basis of the number of shares owned by each such holder.

                  (e) Termination of Registration. Notwithstanding the rights granted hereunder to the Holders, the Company, in its sole discretion, shall have the right to (i) withdraw any Piggyback Registration prior to obtaining an order of effectiveness or (ii) delay the effectiveness of any Piggyback Registration due to market conditions or other circumstances which cause the Company to conclude that it is inadvisable to proceed with registration at that time. Any such withdrawal or delay may be made without the prior consent of the Holders and without violation of any rights of the Holders hereunder.

         SECTION 3. REGISTRATION PROCEDURE. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall use its best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof and shall, as expeditiously as is reasonably possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to each Holder of Registrable Securities, each underwriter participating in any disposition pursuant

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         to such registration and to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review and, comment of such counsel to the extent such documents relate, to the Holders or to the Registrable Securities);

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six (6) months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each Holder of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

                  (e) notify each Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Holder, the Company shall promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold

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         agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid thereof by such underwriters and with respect to any other terms of the underwritten (or best efforts underwriter) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

         SECTION 4. FURNISH INFORMATION. The Holders shall promptly furnish to the Company in writing such reasonable information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         SECTION 5. EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts or selling commissions, relating to Registrable Securities incurred in connection with registration, filing or qualification pursuant to Section 2 of this Agreement, including (without limitation) all registration, filing and qualification fees, printers' bills, mailing and delivery expenses, accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

         SECTION 6. CURRENT PUBLIC INFORMATION. The Company will use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any Holder or Holders of Registrable Securities may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

         SECTION 7. INDEMNIFICATION AND CONTRIBUTION. In the event any Registrable Securities are included in a registration statement under this
Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its officers and directors, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based

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         upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or final prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided, further, however, that if any losses, claims, damages or liabilities arise out of or are based upon any untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the Company shall not have any such liability with respect thereto to such Holder, or any person who controls such Holder within the meaning of the Securities Act, if such Holder delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person, provided that such Holder had an obligation to deliver a copy of the final prospectus to such person and was furnished copies of such final prospectus by the Company; and

                  (b) To the extent permitted by law, each selling Holder will severally indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities in such registration statement or any person who controls such Holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if the untrue statement or omission or alleged untrue statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, or other Holder or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the obligation to indemnify shall be individual to each Holder and the maximum liability of any selling Holder under this Section 8(b) in regard to any registration statement shall in no event exceed the amount of the net proceeds received by such selling Holder from the sale of securities under such registration statement; provided, further, however, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, such seller shall not have any such liability with respect thereto to the Company, any person who controls the Company within the meaning of the Securities Act, any officer of the Company who signed the registration statement or any director of the Company, if the Company delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or


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         liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person, provided that the Company had an obligation to deliver a copy of the final prospectus to such person.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnified party shall have the right to retain its own counsel, however, the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (iii) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (iv) the indemnifying party has failed to assume the defense and employ counsel, or (v) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all indemnified parties). The failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party under this Agreement.

                  (d) If it is judicially determined (by the entry of a final judgment or decree of a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that the indemnification provided for in this Section 8 is unenforceable, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and each selling Holder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any required notice. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by such selling Holders on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto acknowledge and agree that it would not be just and equitable if contribution pursuant to this subparagraph (d) were determined by pro rata allocation (even if all of the selling Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (d). The amount paid or payable by an indemnified party as

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         a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above in this subparagraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subparagraph (d), the amount each selling Holder shall be required to contribute shall not exceed the amount of the net proceeds received by such selling Holder from the sale of securities hereunder exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, or other violation of law. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation.

         SECTION 8.  MISCELLANEOUS.

                  (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

                  (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (d) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (e) Notices. Except as otherwise provided herein, any notice, consent or request to be given in connection with any term or provision of this Agreement shall be in writing and shall be deemed to have been delivered if delivered personally, sent by registered or certified mail, postage prepaid, or courier, postage prepaid (next day delivery), to the Company or to each Holder at its address as designated in, or from time to time pursuant to, the Exchange Agreement or to such other address as shall have been furnished in writing.

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                  (g) Integration. This Agreement and the Exchange Agreement
         contain the entire agreement between the parties with respect to the transactions contemplated hereby and no party shall be bound by, nor shall any party be deemed to have made, any covenants, representations, warranties, undertakings or agreements except those contained in such entire Agreement and the Exchange Agreement. The section and paragraph headings contained in this Agreement are for the reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

                  (i) Amendments and Waivers. The provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of at seventy-five percent (75%) of the Registrable Securities.

                  (j) Governing Law. This Agreement and the rights and remedies of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Virginia without regard to conflicts of laws principles.

         IN WITNESS WHEREOF, this Agreement has been executed effective as of the date first above written.

                                             HARBOUR CAPITAL CORP.


                                             By:   /s/ R. Thomas Kidd
                                                -------------------------------
                                                R. Thomas Kidd, President


                                                /s/ Les Slaydon
                                                -------------------------------
                                                Les Slaydon


                                                /s/ Martin Hudock
                                                -------------------------------
                                                Martin Hudock


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                                   Schedule A
                                   ----------
                                    Holders
                                    -------

Les Slaydon

Martin Hudock




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